                                                                      EXHIBIT 99

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350


In connection with the  Form 10-Q   (the "Report") of      Ferro Corporation
                       -----------                   --------------------------
                    [Name of Report]                       [Name of Company]
(the "Company") for the period ending    June 30, 2002, I,    Hector R. Ortino ,
                                      -----------------     ------------------
                                            [Date]          [Name of Officer]
Chairman and Chief Executive Officer of the Company, certify that:
------------------------------------
                  [Title]

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /s/ Hector R. Ortino
------------------------------------
Hector R. Ortino
Chairman and Chief Executive Officer

Dated:        August 12, 2002
      -------------------------------

                                                                      EXHIBIT 99

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350


In connection with the   Form 10-Q  (the "Report") of   Ferro Corporation
                       -------------                 --------------------------
                     [Name of Report]                   [Name of Company]
(the "Company") for the period ending    June 30, 2002, I,    Bret W. Wise  ,
                                      ----------------     -----------------
                                            [Date]         [Name of Officer]
Chief Financial Officer of the Company, certify that:
-----------------------
       [Title]

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       /s/ Bret W. Wise
------------------------------
Bret W. Wise
Chief Financial Officer

Dated:    August 14, 2002
      ------------------------